SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 11, 2002

                                   ----------


                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077


           Delaware                                           13-3078745
           --------                                           ----------
 (State or other Jurisdiction of                            (I.R.S. Employer
  Incorporation or Organization)                          Identification Number)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 2.     Acquisition of Assets

            On October 11, 2002, MMS Acquisition I LLC ("MMS"), a Delaware limited liability company and a wholly-owned subsidiary of Mobius Management Systems, Inc. ("Mobius"), a Delaware corporation, acquired technology and certain other assets of Cytura Corp. ("Cytura"), a Florida corporation, in accordance with the Asset Purchase and Sale Agreement (the "Agreement"), dated as of October 11, 2002, by and between Cytura and certain shareholders of Cytura, on the one hand, and MMS, on the other hand. The obligations of MMS under the Agreement are guaranteed by Mobius.

            MMS made payments from its working capital in an aggregate amount equal to $2.2 million in cash for the acquired assets. MMS received these funds from Mobius who supplied the same from its existing cash balances. In approximately one year, MMS may be obligated to pay Cytura up to an additional $800,000, depending on the price of Mobius' common stock during the thirteen month period following the closing.

            The Agreement and Mobius' press release dated October 11, 2002 announcing the acquisition are filed as Exhibits to this Current Report on Form 8-K.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. The financial statements required by this item shall be filed by amendment as soon as practicable, but in any event not later than 60 days after the date that this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information. The financial statements required by this item shall be filed by amendment as soon as practicable, but in any event not later than 60 days after the date that this initial report on Form 8-K must be filed.

(c)   Exhibits.
      --------

      Exhibit Number    Description
      --------------    -----------

      10.26 Asset Purchase and Sale Agreement, dated as of October 11, 2002, by and between Cytura Corp. and certain shareholders of Cytura Corp., on the one hand, and MMS Acquisition I LLC on the other hand

      99.1              Mobius' press release dated October 11, 2002


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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MOBIUS MANAGEMENT SYSTEMS, INC.


                                    By: /s/ Peter Takiff
                                       --------------------------------
                                       Peter Takiff
                                       Chief Financial Officer

Date:  October 17, 2002


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

                                  Exhibit Index


Exhibit Number          Description
--------------          -----------

10.26 Asset Purchase and Sale Agreement, dated as of October 11, 2002, by and between Cytura Corp. and certain shareholders of Cytura Corp., on the one hand, and MMS Acquisition I LLC on the other hand

99.1                    Mobius' press release dated October 11, 2002



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